EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Central Valley Community Bancorp (CVCB) on Form 10-Q for the period ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Dawn P. Crusinberry, Executive Vice President and Chief Financial Officer of CVCB, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CVCB.

A signed original of this written statement required by Section 906 has been provided to Central Valley Community Bancorp and will be retained by Central Valley Community Bancorp and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 2, 2022

/s/ Dawn P. Crusinberry
DAWN P. CRUSINBERRY
Executive Vice President and Chief Financial Officer